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                                                           EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated December 15, 1997, relating to the consolidated financial statements of DoubleClick Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP


PRICE WATERHOUSE LLP
New York, New York
December 16, 1997